UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2014

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35176	27-4757800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4553 Glencoe Avenue, Los Angeles, CA	90292
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 16, 2014, Global Eagle Entertainment Inc. (the “Company”) issued a press release (the “Company Press Release”) announcing that it has completed the acquisition of the remaining 6.05% stake in Advanced Inflight Alliance AG (“AIA”) that the Company did not already own (the “AIA Acquisition”). A copy of the Company Press Release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

In addition, on April 16, 2014, the Company’s now wholly-owned subsidiary, AIA, issued a press release (the “AIA Press Release”) announcing the completion of the AIA Acquisition. A copy of a non-binding voluntary translation of the AIA Press Release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The information contained in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Global Eagle Entertainment Inc. dated April 16, 2014.
99.2	Press release of Advanced Inflight Alliance AG dated April 16, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Michael Pigott
Name: Michael Pigott
Title: VP Legal

Dated: April 16, 2014

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Global Eagle Entertainment Inc. dated April 16, 2014.
99.2	Press release of Advanced Inflight Alliance AG dated April 16, 2014.